UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
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	4)	Date Filed:

Invesco American Franchise Fund

Invesco Capital Appreciation Fund

Invesco Summit Fund

Invesco Technology Fund

IMPORTANT SHAREHOLDER MEETING NOTICE:

Dear Shareholder:

We recently sent you a Joint Proxy Statement concerning an important proposal affecting your fund(s). The Joint Special Meeting of Shareholders of the Funds has adjourned to allow shareholders more time to vote on the proposal. The Joint Special Meeting will reconvene on February 19, 2021, at 2:00 p.m. Central Time via virtual meeting. This letter was sent because you held shares in the fund(s) on the record date and we have not received your vote.

The Boards recommend that each Fund’s sub-classification be changed from “diversified” to “non-diversified” and the elimination of a related fundamental investment restriction. The asset classes in which the Funds invest have experienced changes that have made it difficult for the Funds to pursue their existing investment strategies while maintaining their diversification status under applicable securities laws and regulations. The Funds’ portfolio managers believe that the proposed change will allow the Funds to better implement their investment strategies and remain compliant with the limits of the applicable securities laws and regulations.

YOUR VOTE IS VERY IMPORTANT

VOTING NOW HELPS MINIMIZE PROXY COSTS, AVOIDS UNNECESSARY

COMMUNICATIONS AND ELIMINATES PHONE CALLS TO SHAREHOLDERS

Please vote using one of the following options:

1.	VOTE ONLINE

Log on to the website or scan the QR code shown on your proxy card. Please have your proxy card in hand to access your control number (located in the box) and follow the on-screen instructions.

2.	VOTE BY TOUCH-TONE TELEPHONE

Call the toll free number listed on your proxy card. Please have your proxy card in hand to access your control number (located in the box) and follow the recorded instructions.

The Joint Proxy Statement we sent you contains important information regarding the proposal that you and other shareholders are being asked to consider. A copy of the Joint Proxy Statement may be viewed or downloaded at the website listed on your proxy card. Please read the materials carefully. If you have any questions regarding the proposal, or need assistance with voting, you may call Computershare Fund Services, the funds’ proxy solicitor, toll free at 1-866-774-4940.

Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation.

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